Supplement Dated February 28, 1997
                to the Prospectus Dated May 1, 1996 for ValuePlus


                       Single Premium Variable Life Policy


The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1996 for the Single Premium Variable Life Policy issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account B and marketed under the name "ValuePlus".

       Effective February 28, 1997, The Guardian Real Estate Account is no longer available for allocation or transfers of account values. Transfers from the Real Estate Account to any other investment division may continue to be made, but are subject to the restrictions set forth in the Prospectus.

       This Supplement should be retained with the Prospectus for future reference.